AMENDMENT NO. 1 TO REGISTRATION RIGHTS AGREEMENT

          THIS AMENDMENT NO. 1, dated as of September 22, 1998 (this "Amendment"), to the Registration Rights Agreement, dated as of December 3, 1997, by and between V-ONE CORPORATION, a Delaware corporation (the "Company"), and ADVANTAGE FUND II LTD., a British Virgin Islands corporation (the "Initial Investor").

                              W I T N E S S E T H:
                              - - - - - - - - - -

          WHEREAS, the Company and the Initial Investor are parties to a Registration Rights Agreement, dated as of December 3, 1997 (the "Registration Rights Agreement"), pursuant to which the Company agreed to provide certain registration rights under the Securities Act with respect to shares of Common Stock issuable upon conversion of the Preferred Shares and the exercise of common stock purchase warrants issuable upon conversion of such Preferred Shares;

          WHEREAS, the Company and the Initial Investor are parties to a Waiver Agreement, dated the date hereof (the "Waiver Agreement"), pursuant to which the Company is issuing to the Initial Investor common stock purchase warrants (the "Additional Warrants") to purchase an aggregate of 489,441 shares (the "Additional Warrant Shares") of Common Stock; and

          WHEREAS, the Company and the Initial Investor wish to amend the Registration Rights Agreement to cover the shares of Common Stock issuable upon exercise of the Additional Warrants;

          NOW THEREFORE, in consideration of the premises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

          1. AMENDMENT OF REGISTRATION RIGHTS AGREEMENT. The Registration Rights Agreement is hereby amended as follows:

          (a) The definition of "Registrable Securities" in Section 1 is amended to read in its entirety as follows:

          "Registrable Securities" means the Conversion Shares, the Warrant Shares, any shares of Common Stock issued by the Company to any Investor as a dividend on the Preferred Shares, and the Additional Warrant Shares.

          (b) The definition of "Registration Period" in Section 1 is amended to read in its entirety as follows:


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          "Registration Period" means (i) with respect to Registrable Securities other than the Additional Warrant Shares, the period from the Closing Date to the earlier of (A) the date which is three years after the Closing Date and (B) the date on which Investors no longer beneficially own any such Registrable Securities and (ii) with respect to the Additional Warrant Shares, the period from the date the Additional Warrants are issued pursuant to the Waiver Agreement to the earlier of (A) the date which is three years after such issuance date and (B) the date on which Investors no longer beneficially own any such Registrable Securities.

          (c) Section 2(a) is amended by deleting the second and third sentences of Section 2(a) and adding the following in lieu thereof:

     With respect to the Additional Warrant Shares, the Company shall prepare, and on or prior to the date which is 45 days after the date the Additional Warrants are first issued, file with the SEC a separate Registration Statement on Form S-3 which covers the resale by the Initial Investor of the number of shares of Common Stock issuable upon exercise of the Additional Warrants. If at any time the number of shares of Common Stock included in (i) the Registration Statement required to be filed as provided in the first sentence of this Section 2(a) shall be insufficient to cover the number of shares of Common Stock issuable on conversion in full of the unconverted Preferred Shares and exercise in full of the Warrants that have been issued prior to the date of Amendment No. 1 to this Agreement or (ii) the Registration Statement required to be filed as provided in the second sentence of this Section 2(a) shall be insufficient to cover the number of shares of Common Stock issuable on exercise in full of the Additional Warrants, then promptly, but in no event later than 20 days after such insufficiency shall occur, the Company shall file with the SEC an additional Registration Statement on Form S-3 (which shall not constitute a post-effective amendment to the Registration Statement filed pursuant to the first or second sentence, as applicable, of this Section 2(a)) covering such number of shares of Common Stock as shall be sufficient to permit such conversion or exercise. For all purposes of this Agreement such additional Registration Statements shall be deemed to be the Registration Statements required to be filed by the Company pursuant to Section 2(a) of this Agreement, and the Company and the Investors shall have the same rights and obligations with respect to such additional Registration Statements as they shall have with respect to the initial Registration Statements required to be filed by the Company pursuant to this Section 2(a). The Registration Statement required to be filed as provided in the second sentence of this
     Section 2(a) may also cover the resale of shares of Common Stock held by such other securityholders as the Company may reasonably desire upon notice thereof to the Initial Investor.

          (d) Section 2(c) is amended to add the following paragraph at the end thereof:

          The foregoing provisions of Section 2(c) shall not apply to the Additional Warrants or the Additional Warrant Shares. With respect to the Additional Warrants and the Additional Warrant Shares, if (1) the Registration Statement covering the Additional Warrant Shares which is


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

     required  to be filed by the  Company  pursuant  to the second  sentence of
     Section 2(a) hereof is not ordered effective by the SEC within 100 days after the date the Additional Warrants are issued or (2) such Registration Statement shall cease to be available for use by any holder of Additional Warrants which is named therein as a selling stockholder for any reason (including, without limitation, by reason of an SEC stop order, a material misstatement or omission in such Registration Statement or the information contained in such Registration Statement having become outdated), then upon such occurrence and on each monthly anniversary thereof for so long as any such occurrence or circumstances continue, the Company shall promptly pay to the Initial Investor $10,000 (prorated for any partial month in which such amount is due); provided, however; that the maximum aggregate amount paid pursuant to this paragraph shall not exceed $50,000.

          (e) Section 3(a) is deemed amended such that the filing of a Registration Statement with the SEC with respect to Registrable Securities which are Additional Warrants Shares shall be required to be made by the Company not later than 45 days after the date the Additional Warrants are first issued.

          2. EFFECTIVENESS OF THIS AMENDMENT. This Amendment shall become effective on the date and time when the Additional Warrants are issued and delivered to the Initial Investor in accordance with the Waiver Agreement.

          3. CONFIRMATION OF REGISTRATION RIGHTS AGREEMENT. Except as expressly amended by this Amendment, all of the terms and provisions of the Registration Rights Agreement shall remain in full force and effect in accordance with its terms.

          4. MISCELLANEOUS. (a) Capitalized terms used in this Amendment and defined herein shall have the respective meanings provided herein. Capitalized terms used in this Amendment and not otherwise defined in this Amendment shall have the respective meanings provided in the Registration Rights Agreement.

          (b) This Amendment may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which counterparts when so executed and delivered, shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same instrument. This Amendment may be executed and delivered by a party by a telephone line facsimile transmission bearing a signature on behalf of such party transmitted by such party to the other party.


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


          IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed by their respective officers thereunto duly authorized as of day and year first above written.

                                          V-ONE CORPORATION



                                          By: /s/ Charles B. Griffis
                                              --------------------------------
                                              Charles B. Griffis
                                              Senior Vice President
                                              and Chief Financial Officer



                                          ADVANTAGE FUND II LTD.



                                          By: /s/ Kieran Conroy
                                              ---------------------------------
                                              Inter Carribbean Services Ltd.
                                              Secretary